Exhibit 10.4
EXECUTION VERSION

SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER MOTOR VEHICLE FINANCE LEASE AGREEMENT
    This SIXTH AMENDMENT (this “Amendment”), dated as of April 22, 2025, amends the Amended and Restated Master Motor Vehicle Finance Lease Agreement, dated as of June 3, 2004 (as amended to date, the “Finance Lease”), by and among AESOP LEASING L.P., a Delaware limited partnership, as lessor (the “Lessor”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC), a Delaware limited liability company (“ABCR”), as a lessee (in such capacity, a “Lessee”), as administrator (in such capacity, the “Administrator”) and as guarantor (in such capacity, the “Finance Lease Guarantor”), AVIS RENT A CAR SYSTEM, LLC (formerly known as Avis Rent A Car System, Inc.), a Delaware limited liability company (“ARAC”), as a lessee (in such capacity, a “Lessee”) and BUDGET RENT A CAR SYSTEM, INC., a Delaware corporation (“BRAC”), as a lessee (in such capacity, a “Lessee” and together, with ABCR and ARAC, in their capacities as lessees, the “Lessees”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC) (“ABRCF”), as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the Finance Lease, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 29 of the Finance Lease, the Finance Lease may be amended with an agreement in writing signed by the Lessor, the Finance Lease Guarantor and each Lessee and consented to in writing by ABRCF, as lender (in such capacity, the “Lender”), and the Trustee;
WHEREAS, pursuant to Section 8.24 of the Base Indenture, ABRCF is prohibited, subject to certain exceptions, from giving any approval or consent or permission provided for in any Related Document;
WHEREAS, pursuant to Section 12.1(c) and Section 12.1(h) of the Base Indenture, without the consent of any Noteholder, ABRCF, the Trustee and any applicable Enhancement Provider may enter into one or more amendments to a Related Document so long as (i) the Rating Agency Consent Condition is met and (ii) as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders;
WHEREAS, the parties desire to amend the Finance Lease, subject to certain restrictions, to (i) permit vehicles to be located and used in Puerto Rico and (ii) correct an inconsistency in Attachment C to the Finance Lease;
WHEREAS, on the date hereof, (i) the Rating Agency Consent Condition will be met and (ii) an Opinion of Counsel to the effect that such amendment shall not adversely affect in any material respect the interests of any Noteholder will be provided; and

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WHEREAS, the Lessor has requested the Trustee and the Lender to, and, upon this Amendment becoming effective, the Lessor, the Lender and the Trustee have agreed to, amend certain provisions of the Finance Lease as set forth herein.
NOW, THEREFORE, it is agreed:
1.    Section 7 of the Finance Lease is hereby amended by inserting the text thereof which is double underlined:
“So long as no Finance Lease Event of Default, Liquidation Event of Default or Limited Liquidation Event of Default has occurred (subject, however, to Section 2.6 hereof), each Lessee may use each Vehicle leased by such Lessee hereunder in its regular course of business and may sublease such Vehicle to Permitted Sublessees from time to time pursuant to subleases (each such agreement, a “Sublease”), substantially in the form of the agreement attached hereto as Attachment C, for use in the rental car businesses of such Permitted Sublessees. Such use shall be confined primarily to the United States and Puerto Rico; provided, however, that the principal place of business or rental office of each Lessee and each Permitted Sublessee with respect to the Vehicles is located in the United States and Puerto Rico. The Administrator shall promptly and duly execute, deliver, file and record (and, where applicable, shall cause each Permitted Sublessee to execute, deliver, file and record) all such documents, statements, filings and registrations, and take such further actions as the Lessor, the Lender or the Trustee shall from time to time reasonably request in order to establish, perfect and maintain the Trustee’s Lien on the Vehicles leased by it hereunder and the Certificates of Title (other than noting the Lien of the Trustee on the Certificates of Title with respect to the Franchisee Vehicles (which shall reflect the Lien of the nominee lienholder under the applicable Franchisee Nominee Agreement)) with respect to such Vehicles as a perfected first lien in any applicable jurisdiction. Each Lessee and each Permitted Sublessee may, at its sole expense, change the place of principal location of any Vehicles leased hereunder. Notwithstanding the foregoing, no change of location shall be undertaken unless and until (x) all actions necessary to maintain the Lien of the Trustee on such Vehicles and the Certificates of Title (other than noting the Lien of the Trustee on the Certificates of Title with respect to the Franchisee Vehicles (which shall reflect the Lien of the nominee lienholder under the applicable Franchisee Nominee Agreement)) with respect to such Vehicles shall have been taken and (y) all legal requirements applicable to such Vehicles shall have been met or obtained. Following the occurrence of a Finance Lease Event of Default, a Limited Liquidation Event of Default, a Liquidation Event of Default or a Manufacturer Event of Default, and upon the Lender’s request, each Lessee shall advise the Lender in writing where all Vehicles leased hereunder or subleased by any Permitted Sublessee as of such date are principally located. Each Lessee shall not knowingly use any Vehicles or knowingly permit the same to be used for any unlawful purpose. Each Lessee shall use reasonable precautions to prevent loss or damage to Vehicles. Each Lessee shall comply, and shall cause each Permitted Sublessee to comply, with all applicable statutes, decrees, ordinances and regulations regarding acquiring, titling, registering, leasing, insuring and disposing

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of Vehicles and shall take reasonable steps to ensure that operators are licensed. Each Lessee and the Lessor agree that such Lessee shall perform, at such Lessee’s own expense, such vehicle preparation and conditioning services with respect to Vehicles leased by such Lessee hereunder as are customary. The Lessor, the Lender or the Trustee or any authorized representative of the Lessor, the Lender or the Trustee may during reasonable business hours from time to time, without disruption of any Lessee’s or any Permitted Sublessee’s business, subject to applicable law, inspect Vehicles and registration certificates, Certificates of Title and related documents covering Vehicles wherever the same be located. No Lessee shall sublease any Vehicles to any Person other than a Permitted Sublessee pursuant to a Sublease, and, except for a sublease to a Permitted Sublessee pursuant to a Sublease, no Lessee shall assign any right or interest herein or in any Vehicles; provided, however, the foregoing shall not be deemed to prohibit any Lessee or any Permitted Sublessee from renting Vehicles to third-party customers in the ordinary course of its respective car rental business. If any Lessee subleases any Vehicle to any Permitted Sublessee from time to time, such Lessee shall nevertheless remain responsible for all obligations arising hereunder with respect to such Vehicle.”
2.    Attachment C of the Finance Lease is hereby deleted in its entirety and substituted with Attachment C, as it appears in Schedule A hereto.
3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Finance Lease.
4.    This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) an Opinion of Counsel shall have been delivered to the Trustee with respect to this Amendment and (iv) the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.
5.    From and after the Amendment Effective Date, all references to the Finance Lease shall be deemed to be references to the Finance Lease as amended hereby.
6.    This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
7.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P., as Lessor

By:	AESOP LEASING CORP.,
its general partner

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC, as Lessee,
Administrator and Finance Lease Guarantor

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AVIS RENT A CAR SYSTEM, LLC, as Lessee

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

BUDGET RENT A CAR SYSTEM, INC.,
as Lessee

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO THE FINANCE LEASE]

Acknowledged and Consented To:

AVIS BUDGET RENTAL CAR FUNDING (AESOP)
LLC, as Lender

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK TRUST COMPANY,
N.A., as Trustee

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO THE FINANCE LEASE]

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